SECURITIES AND EXCHANGE COMMISSION


                                   WASHINGTON, DC  20549


                                         FORM 8-K


                                      CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15(d) OF THE


                              SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT:             December 28, 1994





                                     C. R. Bard, Inc.
                               (EXACT NAME OF REGISTRANT AS
                                 SPECIFIED IN ITS CHARTER)




  New Jersey                        1-6926                        22-1454160
  (STATE OF                 COMMISSION FILE NUMBER              IRS EMPLOYER
INCORPORATION)                                                IDENTIFICATION NO.




                        730 Central Avenue, Murray Hill, New Jersey
                         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




                                           07974
                                        (ZIP CODE)




                                      (908) 277-8000
                              (REGISTRANT'S TELEPHONE NUMBER)

Item 5.       Other Events

       In a news release dated December 28, 1994, C. R. Bard, Inc. announced that it has been notified by the Defense Logistics Agency that it has been reinstated as a federal contractor, effective immediately. Acting on behalf of all United States Government departments and agencies, the DLA action makes all
Bard subsidiaries and divisions, except the USCI division,
eligible to bid on and obtain government contracts.   The  news
release, issued by the Company on December 28, 1994, is incorporated herein be reference, and is attached hereto as
Exhibit 1.


                                         SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          C. R. BARD, INC.
                                          (Registrant)



                                          By:    William C. Bopp/s/
                                                 William C. Bopp
                                                 Senior Vice President
                                                 and Chief Financial Officer


Dated:        December 29, 1994

Exhibit 1                                              C. R. Bard, Inc.
                                                       730 Central Avenue
                                                       Murray Hill, NJ  07974


News Release


Contact:      E. L. Parker
              Vice President and Treasurer
              (908) 277-8059

DLA LIFTS BARD SUSPENSION

MURRAY HILL, NJ - December 28, 1994 - C. R. Bard, Inc. (NYSE-BCR) announced today that it has been notified by the Defense Logistics Agency that it has been reinstated as a federal contractor, effective immediately. Acting on behalf of all United States Government departments and agencies, the DLA action makes all Bard subsidiaries and divisions, except the USCI division, eligible to bid on and obtain government contracts. The decision required a finding by DLA that Bard is a responsible contractor and that it is in the public interest to resume contracting with the Company. It is anticipated that Bard's re-entry into the government marketplace will benefit all government agencies which use Bard products and will benefit from the presence of Bard as a competitor of government business. Bard was suspended as a contractor in December, 1993, after entering a plea of guilty to charges arising out of conduct at its USCI division, headquartered in Massachusetts.

When notified of the long-awaited action by DLA, Bard's President and Chief Executive Officer, William Longfield, said, "We are delighted to be able to resume our relationship with the government. We sincerely appreciate the painstaking efforts of the DLA to evaluate our responsibility. I am grateful that the thousands of Bard employees who are daily demonstrating their commitment to quality, integrity and service will be able to begin the new year knowing that this important customer relationship has been re-established." Mr. Longfield went on to observe that, "We view this action by the government as an important milestone in our ongoing effort to improve every aspect of our business and to fostering public recognition of Bard as a leader in the industry, in every sense of the word."

In a related development, the DLA issued a notice of proposed debarment to Bard's USCI division. This action effectively continues the governmentwide suspension against the USCI division only. The notice gives USCI 30 days in which to demonstrate that the substantial remedial programs and other administrative changes at USCI have removed any basis for concern about USCI's responsibility as a contractor.

Regarding the status of USCI, Mr. Longfield said, "While we understand the government's reluctance to reinstate USCI at this time, we are hopeful that measures we have taken at USCI will be recognized to warrant resumption of business with USCI. We are extremely proud of the team now in place at USCI and of their commitment to the highest standards of business ethics in making state-of-the-art products. We will continue to work with the DLA to respond to any residual concerns it may have."

C. R. Bard, Inc. headquartered in Murray Hill, NJ, is a leading multinational developer, manufacturer and marketer of health care products.

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